UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 30, 2012

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (734) 418-4400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On July 30, 2012, Aastrom Biosciences, Inc. (the “Company”) issued a press release announcing the results of its previously announced offer to exchange (the “Exchange Offer”) any warrant to purchase shares of common stock, no par value per share, of the Company issued in connection with the Company’s December 2010 public offering, that was tendered and accepted, for shares of the Company’s common stock.  Such Exchange Offer was made upon the terms and subject to the conditions set forth in the Company’s offer to exchange, dated June 28, 2012, and in the related Exchange Offer materials filed as exhibits to the Tender Offer Statement on Schedule TO originally filed with the Securities and Exchange Commission on June 28, 2012, as amended. The Exchange Offer expired at 5:00 p.m., Eastern Standard Time, on Friday, July 27, 2012.

The press release is attached hereto as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: July 30, 2012	By:	/s/ Tim M. Mayleben

Name: Tim M. Mayleben
Title: Chief Executive Officer and President

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 30, 2012.